Transactions With Affiliates	12 Months Ended
Dec. 31, 2010
Transactions with Affiliates [Abstract]
Transactions with Affiliates
NOTE 16 — Transactions with Affiliates
We earn revenue from affiliated real estate partnerships. These revenues include fees for property management services, partnership and asset management services, risk management services and transactional services such as refinancing, construction supervisory and disposition (including promote income, which is income earned in connection with the disposition of properties owned by certain of our consolidated joint ventures). In addition, we are reimbursed for our costs in connection with the management of the unconsolidated real estate partnerships. These fees and reimbursements for the years ended December 31, 2010, 2009 and 2008 totaled $10.6 million, $18.5 million and $72.5 million, respectively. The total accounts receivable due from affiliates was $8.4 million, net of allowance for doubtful accounts of $1.5 million, at December 31, 2010, and $23.7 million, net of allowance for doubtful accounts of $1.9 million, at December 31, 2009.
Additionally, we earn interest income on notes from real estate partnerships in which we are the general partner and hold either par value or discounted notes. During the years ended December 31, 2010, 2009 and 2008, we did not recognize a significant amount of interest income on par value notes from unconsolidated real estate partnerships. Accretion income recognized on discounted notes from affiliated real estate partnerships totaled $0.8 million, $0.1 million and $1.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. See Note 5 for additional information on notes receivable from unconsolidated real estate partnerships.